SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report: October 31, 2006
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2006, our authorized officers determined that it is necessary to restate our unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 2006. The restatement relates to the correction of other general and administrative expense recorded in the three and six months ended June 30, 2006, which failed to include expenses incurred in connection with two consulting contracts. The restatement of our unaudited interim consolidated financial statements discussed in Item 4.02 below is incorporated herein by reference.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or a Completed Interim Review.

On October 31, 2006, our authorized officers determined that it is necessary to restate our unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 2006. The restatement will relate to the following correction of error:

Our management determined that our unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 2006 should be restated in order to correct other general and administrative expense recorded in the three and six months ended June 30, 2006, which failed to include approximately $200,000 of expenses associated with the issuance of common stock and warrants to purchase common stock pursuant to two consulting contracts. As a result of the omission, our net loss for each of the three and six months ended June 30, 2006 as understated by approximately $200,000. The omission occurred initially because our finance personnel mistakenly believed that such stock issuances were made in the three months ended September 30, 2006 when, in fact, such stock issuances occurred in the three months ended June 30, 2006.

As a result of this error, our previously-issued unaudited interim consolidated financial statements and other financial information as of and for the three and six months ended June 30, 2006 should no longer be relied upon. We will include the restated financial information in an amendment to our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2006, which we intend to file as soon as practicable.

The determination to restate our financial statements for such period was reached by our authorized financial officers during their preparation and review of the financial statements and information for the fiscal quarter ended September 30, 2006. Our Chief Executive Officer/Chief Financial Officer, President and Vice President of Finance have discussed the matters disclosed in this Current Report on Form 8-K with Peterson Sullivan PLLC, our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: November 6, 2006	By:	/s/Joseph Martinez
Joseph Martinez
Chief Executive Officer